Exhibit 99.1

KARTOON STUDIOS REPORTS STRONG DOUBLE-DIGIT REVENUE GROWTH AND CONTINUED OPERATIONAL IMPROVEMENT

Q3 Revenue Up 13% Year-Over-Year and 28% Year-to-Date

Mainframe Studios Revenue Up 45% Year-Over-Year, Driving Predictable Growth Through 2027

Toon Media Networks Posts Record October For Kartoon Channel!

Company Closed $7.3 Million Financing with Institutional Investor in October 2025

“STAN A.I.” Animation Unit Major Initiative

“1st Pitch of the 1st Inning”

BEVERLY HILLS, CA – November XX, 2025 – Kartoon Studios (NYSE American: TOON), a global producer and distributor of children’s and family entertainment, today announced continued double-digit revenue growth, improving efficiency, and expanding franchise momentum, while emphasizing its commitment to enhancing shareholder value and market visibility.

“Our message to shareholders is simple: we’re growing, we’re disciplined, and we’re aligned,” said Andy Heyward, Chairman & CEO. “Kartoon Studios has strengthened its balance sheet, attracted institutional investment, and continues to expand recurring revenue through long-term production and streaming growth. We are fully focused on translating that progress into long-term equity value. Specifically, we look forward to Hundred Acre Wood’s Winnie & Friends, and Stan Lee Universe becoming significant growth drivers.”

“Additionally, the Company has been actively building out it’s A.I. animation unit, first announced last year, now redubbed ‘STAN A.I’. as a homage to the visionary creator.”

“From the Company’s first meetings with Nvidia over two years ago, we have been actively creating a dynamic production unit able to go through all phases of animation and create first quality content at a speed and cost never before possible. It will have a transformational effect on our business and the industry overall. We are in the 1st pitch of the 1st inning.”

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Q3 2025 FINANCIAL HIGHLIGHTS

•	Total Revenue: $9.9 million for the quarter and $29.7 million year-to-date, up 13% and 28%, respectively.
•	Production Services (Mainframe Studios): Revenue up 45% year-over-year and 65% year-to-date, supported by contracts with Sony, Disney, and SpinMaster.
•	Loss from Operations: Improved 10% over the second quarter and 32% year-to-date over prior year.
•	Balance Sheet: $27.1 million in current assets and $24.0 million in stockholders’ equity at quarter-end.

Company YoY Revenue Growth
(In $M)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
+28%
$23.2
$29.7
YTD Q3 2024
YTD Q3 2025

STRATEGIC AND MARKET OUTLOOK

Kartoon Studios’ Toon Media Networks, which includes Kartoon Channel!, Ameba, and Frederator Networks, continues to expand its footprint and engagement metrics:

•	Kartoon Channel! recorded its strongest month ever in October 2025 for its subscription business, achieving all-time highs in both subscriber growth and total watch time.
•	On the Frederator Network, Bee and PuppyCat limited-edition merchandise sold out, reflecting the brand’s strong consumer demand.
•	The network continues to bring on new premium content and renew hit series such as Angry Birds and Om Nom, while adding audience-driving titles including Unicorn Academy and Care Bears.

The Company also highlighted several key shareholder-value initiatives:

•	In October 2025, the Company completed a $ 7.3 million financing with an institutional investor (with the potential to raise up to an additional $7.3 million upon the cash exercise of accompanying warrants at the election of the investor). The investor has agreed not to sell any Company securities until December 31, 2025, at a sale price less than $1.00.
•	Legacy share retirement and reduced overhead have strengthened the Company’s capital structure.
•	Multi-year production contracts and a growing high-margin IP portfolio provide visibility through 2027, supporting a foundation for sustained equity-value appreciation.

Heyward added, “Our actions, cost reductions, disciplined capital management, premium institutional support, and now accelerating digital growth across Kartoon Channel! reflect our commitment to building long-term shareholder value, as our premium brands of Hundred Acre Wood’s Winnie & Friends, and Stan Lee Universe come to market.”

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CONTENT PRODUCTION AND DISTRIBUTION

Mainframe Studios – Kartoon Studios’ largest growth engine delivered another record quarter with premium clients including SONY, DISNEY, SPINMASTER, and others.

•	Multi-year production contracts extend through 2027, ensuring reliable, contracted revenue.
•	Current series include Unicorn Academy (Netflix), SuperKitties (Disney), and Phoebe & Jay (PBS), plus multiple unannounced global projects.

Toon Media Networks – encompassing Kartoon Channel!, Ameba, and Frederator can be seen in over 60 international territories and maintained Kartoon Channel! as the #1-rated kids’ app in the Apple App Store.

CREATIVE PIPELINE DRIVING FUTURE GROWTH

•	Hundred Acre Wood’s Winnie and Friends – executive produced by Linda Woolverton with music by Danny Elfman; targets a Christmas Eve 2025 preview, celebrating the 100-year anniversary of Winnie-the-Pooh, and full 2026 premiere.
•	The Stan Lee Universe – led by Bob Sabouni (former Marvel EVP) continues to expand through licensing and collectibles partnerships with Madame Tussauds, Topps, and Panini, leveraging a 30-million-plus fan base worldwide.

LEADERSHIP & STRATEGIC MOMENTUM

Kartoon Studios further strengthened its leadership team with the appointment of Jeffrey Schlesinger, former President of Warner Bros. Worldwide Television Distribution, to its Board of Directors, enhancing the Company’s global distribution expertise and monetization capabilities.

CFO COMMENTARY

“Our Q3 results reflect continued improvement in operating efficiency and financial flexibility,” said Brian Parisi, Chief Financial Officer. “We continue to reduce overhead, improve liquidity, and position the company for scalable growth. With contracted revenue visibility through 2027 and a stronger balance sheet, Kartoon Studios enters 2026 from a position of strength.”

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LOOKING AHEAD

“We understand the importance of delivering for our shareholders,” said Heyward. “We’re taking deliberate steps to strengthen our financial position and accelerate growth. We’ve built a business with durable growth drivers and implemented strict cost discipline. As our portfolio of premium IP comes to market, we see increasing visibility into stronger cash generation and sustained shareholder returns.”

KEY INVESTOR TAKEAWAYS

•	13% quarterly and 28% YTD revenue growth; momentum expected to continue into 2026.
•	Mainframe Studios revenue up 45% YoY; multi-year contracts through 2027.
•	Strengthened board and balance sheet following $7.3 million institutional investment.
•	High-value franchises launching in 2026 with global licensing potential.
•	Growing AI production

About Kartoon Studios

Kartoon Studios (NYSE AMERICAN: TOON) is a global leader in children’s and family entertainment, delivering premium content and high-value intellectual property to millions of viewers worldwide. The Company’s portfolio features globally recognized brands including Stan Lee’s Superhero Kindergarten, Shaq’s Garage, Rainbow Rangers, and Llama Llama. Kartoon Studios holds a controlling interest in Stan Lee Universe and operates Mainframe Studios, one of North America’s largest animation producers, with more than 22,000 minutes of award-winning programming delivered.

Through its Toon Media Networks division including Kartoon Channel!, Ameba, Kartoon Channel Worldwide and Frederator, Kartoon Studios reaches audiences across linear television, AVOD, SVOD, FAST channels, and top streaming platforms. Kartoon Channel! is consistently rated the #1 kids’ streaming app on the Apple App Store. With a global distribution footprint in over 60 territories, and a robust content pipeline, Kartoon Studios is positioned for sustained growth and long-term shareholder value.

For more information, visit www.kartoonstudios.com

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Forward-Looking Statements: Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements and include statements regarding: Mainframe Studios driving predictable growth through 2027; the Company continuing to expand recurring revenue through long-term production and streaming growth; focused on translating progress into long-term equity value; Hundred Acre Wood’s Winnie & Friends, and Stan Lee Universe becoming significant growth drivers; Company’s A.I. animation unit will have a transformational effect on our business and the industry overall; Kartoon Studios’ Toon Media Networks continuing to expand its footprint and engagement metrics; Hundred Acre Wood’s Winnie and Friends targets a Christmas Eve 2025 preview and full 2026 preview; The Stan Lee Universe continuing to expand through licensing and collectibles partnerships with Madame Tussauds, Topps, and Panini, leveraging a 30-million-plus fan base worldwide; the network continuing to bring on new premium content and renew hit series such as Angry Birds and Om Nom, while adding audience-driving titles including Unicorn Academy and Care Bears; continuing to reduce overhead, improve liquidity, and position the company for scalable growth; profitability remaining within reach; Kartoon Studios having laid the foundation for sustained equity value; stronger cash generation and sustained shareholder returns; revenue growth momentum expected to continue into 2026 and global licensing potential While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, the Company’s ability to continue to expand recurring revenue and reveue growth; The Stan Lee Universe’s ability to continue to expand through licensing and collectibles partnerships with Madame Tussauds, Topps, and Panini;the ability to continue stronger cash generation and sustained shareholder returns ;; the Company’s ability to obtain additional financing on acceptable terms, if at all; fluctuations in the results of the Company’s operations from period to period; general economic and financial conditions; the Company’s ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; the Company’s reliance on and relationships with third-party production and animation studios; the Company’s ability to market and advertise its products; the Company’s reliance on third-parties to promote its products; the Company’s ability to keep pace with technological advances; the Company’s ability to protect its intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in the Company's subsequent filings with the Securities and Exchange Commission (the "SEC"). Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

MEDIA CONTACT:

pr@kartoonstudios.com

INVESTOR RELATIONS CONTACT:

ir@kartoonstudios.com

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